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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 26, 1999

                                   EG&G, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Massachusetts                      1-5075                      04-2052042
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(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                45 William Street, Wellesley, Massachusetts 02481
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               (Address of principal executive offices) (Zip Code)

                                 (781) 237-5100
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              (Registrant's telephone number, including area code)

                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On January 26, 1999, the Company issued a press release reporting on its financial results for the fourth quarter of 1998 (see attached press release).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EG&G, Inc.

                                                By /s/ Robert F. Friel
                                                   -----------------------------
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

Date: March 4, 1999
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                                  EXHIBIT INDEX

Exhibit Number             Exhibit Description
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(99)                       Press Release dated January 26, 1999